UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2022
ASURE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34522	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3700 N. Capital of Texas Hwy #350 Austin, Texas		78746
(Address of principal executive offices)		(Zip Code)

512-437-2700
(Registrant’s Telephone Number, including Area Code)
None
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ASUR	The Nasdaq Capital Market
Series A Junior Participating Preferred Share Purchase Rights	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.    Entry into a Material Definitive Agreement

On April 14, 2022, the Board of Directors (the “Board”) of Asure Software, Inc. (the “Company”) approved a Third Amended and Restated Rights Agreement (the “Third Amended Rights Agreement”), to be dated effective October 28, 2022. The effectiveness of the Third Amended Rights Agreement is subject to the approval of a majority of the shares of common stock present in person or represented by proxy at the 2022 Annual Meeting (the “Requisite Stockholder Vote”), which will be held on May 31, 2022.

The Third Amended Rights Agreement is identical to the Second Amended and Restated Rights Agreement dated April l7, 2019, except that, if approved by the Requisite Stockholder Vote, it would extend the Final Expiration Date (as defined in the Third Amended Rights Agreement), from October 28, 2022, to October 28, 2025. (subject to other earlier termination events, including if the Requisite Stockholder Vote, approving the Third Amended Rights Agreement, has not been obtained by October 28, 2022).

As of December 31, 2021, the Company had federal net operating loss carryforwards of approximately $48.7 million and research and development credit carryforwards of approximately $3.8 million, which will expire in varying amounts in years 2022 through 2041.

The Board approved the Third Amend Rights Agreement to ensure the continued ability to use these net operating loss carryforwards and research and development carryforwards.

The Board did not approve the Third Amended Rights Agreement as an anti-takeover measure.

The foregoing summary of the Third Amended Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03.     Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 is incorporated herein by reference in its entirety.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Third Amended and Restated Rights Agreement between Asure Software, Inc. and American Stock Transfer & Trust Company, LLC to be effective October 28, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

April 15, 2022	By:	/s/ John Pence
Chief Financial Officer